UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 21, 2020

MAJESCO

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.002 par value	MJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 21, 2020 (the “Closing Date”), pursuant to that certain Amended and Restated Merger Agreement, dated as of August 8, 2020 (the “Merger Agreement”) by and among Majesco (“Majesco” or the “Company”) and two entities affiliated with Thoma Bravo, L.P., Magic Intermediate, LLC (“Parent”), and Magic Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Parent, Merger Sub merged with and into Majesco (the “Merger”), with Majesco surviving as a wholly-owned subsidiary of Parent (the “Surviving Company”).

Item 1.02.	Termination of Material Definitive Agreements.

On September 21, 2020, in connection with the Merger, the Company terminated the following intercompany agreements, all of which were terminated without penalty:

●	Cost Sharing Agreement, dated March 16, 2020 (but effective as of April 1, 2019), by and between Majesco Software and Solutions India Private Limited (“MSSIPL”) and Majesco Limited;
●	Memorandum of Understanding, dated August 2, 2016, by and between MSSIPL and Majesco Limited;
●	Memorandum of Understanding, dated May 16, 2019, by and between MSSIPL and Majesco Limited; and
●	Joint Venture Agreement, dated September 24, 2015, by and between MSSIPL and Mastek (UK) Limited.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the terms and subject to the conditions set forth in the Merger Agreement, which agreement, together with the transactions contemplated thereby, including the Merger, was approved by the written consent of the holders of a majority of Majesco’s outstanding common stock, par value $0.002 per share (“Common Stock”), on September 11, 2020, at the effective time of the Merger on the Closing Date (the “Effective Time”):

●	each share of Common Stock that was issued and outstanding immediately prior to the Effective Time was converted into the right to receive $16.00 per share, subject to any required withholding of Taxes (as defined in the Merger Agreement) (the “Merger Consideration”);

●	each vested and unvested option that was issued and outstanding immediately prior to the Effective Time was converted into the right to receive an amount in cash equal to the product of the number of shares of Common Stock subject to such options multiplied by the excess, if any, of the Merger Consideration over the exercise price per share of such option (less applicable Taxes); and

●	each restricted stock unit (“RSU”) that was issued and outstanding immediately prior to the Effective Time was converted into the right to receive an amount in cash equal to the product of the number of shares of Common Stock subject to such RSU multiplied by the Merger Consideration (less applicable Taxes).

The aggregate consideration paid for the Company was approximatel $729 million, without giving effect to related transaction fees and expenses. The purchase price was funded with a combination of the proceeds of equity financing provided by Thoma Bravo Discover Fund II, L.P., Thoma Bravo Discover Fund III, L.P. and their co-investors, debt financing sources and a portion of the Company’s cash on hand.

The foregoing description of the Merger and the Merger Agreement contained in this Section 2.01 is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 10, 2020, and is incorporated by reference as Exhibit 2.1 in this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 is incorporated herein by reference.

In connection with the consummation of the Merger, the Company notified The Nasdaq Global Market (“Nasdaq”) on September 21, 2020 of the consummation of the Merger and the transactions contemplated by the Merger Agreement.  As part of such notice, the Company requested that Nasdaq (i) suspend trading in the Company’s Common Stock and (ii) file with the SEC a notification of removal from listing on Form 25 to report that the Company’s Common Stock is no longer listed on Nasdaq. Nasdaq will suspend trading in the Company’s Common Stock before the opening of trading on September 22, 2020 and file the Form 25 with the SEC on September 21, 2020. The Company intends to file a Form 15 with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of its Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note and in Item 2.01, 3.01 and 5.03 is incorporated herein by reference.

At the Effective Time, each holder of Common Stock immediately prior to such time ceased to have any rights as a shareholder of the Company other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01, 3.01 and Item 5.02 are incorporated herein by reference.

As a result of the completion of the Merger on September 21, 2020, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

As of the Effective Time and pursuant to the terms of the Merger Agreement, (i) certain directors of the Company immediately prior to the Effective Time (Ketan Mehta, Earl Gallegos, Rajesh Hukku, Carolyn Johnson, Dr. Arun K. Maheshwari, Sudhakar Ram and Robert P. Restrepo Jr.) ceased to be a director of the Company, and (ii) each of the directors of Merger Sub prior to the Effective Time (Tom Clark, Adam Elster, Matt LoSardo, G. William McKinzie and A.J. Rohde) became a director of the Surviving Company.

In addition, as of the Effective Time, Farid L. Kazani, Interim Chief Financial Officer, resigned his role as executive officer of the Company.

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

At the Effective Time, in connection with the consummation of the Merger, the Second Amended and Restated Articles of Incorporation attached hereto as Exhibit 3.1 became the articles of incorporation of Majesco. In addition, as of the Effective Time, the Second Amended and Restated Bylaws attached hereto as Exhibit 3.2, which were the bylaws of Merger Sub prior to the Effective Time, became the bylaws of Majesco.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of August 8, 2020, by and among Majesco, Magic Intermediate, LLC and Magic Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Majesco’s Current Report on Form 8-K filed with the SEC on August 10, 2020) (Certain schedules to the Amended and Restated Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) or Item 601(b)(10)(iv) of Regulation S-K. Majesco undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.)
3.1	Second Amended and Restated Articles of Incorporation of Majesco
3.2	Second Amended and Restated Bylaws of Majesco

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO

Date: September 21, 2020	By:	/s/ Adam Elster
Adam Elster, Chief Executive Officer

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